Exhibit 32.2

PRINCIPAL FINANCIAL OFFICER CERTIFICATION

PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of National Energy Services Reunited Corp. (the “Company”) for the period ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stefan Angeli, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 10, 2026

By:	/s/ Stefan Angeli
Name:	Stefan Angeli
Title:	Chief Financial Officer